UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 10, 2005
Date of Report (date of earliest event reported):

Stellar Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ontario	000-31198	N/A
(State or other juristiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	544 Egerton Street, London, Ontario, Canada	N5W 3Z8
	(Address of Principal Executive Offices)	(Zip Code)

(519) - 434-1540
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements of Exhibits and Exhibits
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition

    On November 10, 2005, Stellar Pharmaceuticals Inc. (the "Company") issued a press release for its third quarter results for the period ended September 30, 2005. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

99.1 Press Release, dated November 10, 2005, issued by the Company.

    The information contained in this Current Report under Item 2.02, including the exhibit referenced in Item 9.01, is being “furnished” pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

STELLAR PHARMACEUTICALS INC.

Date: November 10, 2005	By:	/s/ Janice Clarke
Janice Clarke
Chief Financial Officer